The following is filed pursuant to Rule 497(c).
                                               File Nos. 333-59185 and 811-08873

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)

A dual strategy of investing in value and growth stocks for long-term capital appreciation


PROSPECTUS                   The Securities and Exchange Commission has not
May 1, 2005                  approved or disapproved these securities or
                             determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                Table of Contents
--------------------------------------------------------------------------------


About Dual Strategy Fund.......................................................1

Past Performance...............................................................2

Investment Goals and Strategies................................................3

The Fund's Portfolio Holdings..................................................4

Principal Risks of Investment..................................................4

The Fund's Advisors............................................................4

Fund Operations................................................................5

         Buying and Selling Shares.............................................5

         Redemption of Shares..................................................5

         Pricing Shares........................................................5

Frequent Purchases and Redemptions.............................................6

Distributions and Taxes........................................................7

         Dividends and Other Distributions.....................................7

         Tax Information.......................................................7

Legal Proceedings..............................................................7

Financial Highlights...........................................................8

For More Information...........................................................9

                            About Dual Strategy FUND

Investment goal:  Long-term capital growth

Dual investment strategies: The fund invests primarily in common stocks of U.S. companies. The fund's two sub-advisors independently manage a portion of the fund's portfolio using different investment strategies. One sub-advisor's approach is growth oriented and exploits the correlation between increasing company earnings and increasing price in stocks with large capitalizations. The other sub-advisor focuses on undervalued equity securities with large capitalizations.

Principal risks of investing in Dual Strategy Fund: The fund's shares will rise and fall in value. You can lose money on your investment in the fund, or the fund could underperform other investments if any of the following occurs:

o    The stock market as a whole goes down.

o Either value stocks or growth stocks fall out of favor with investors, causing part of the portfolio to underperform the other. The fund's dual strategy potentially lowers risk, but it may produce more modest gains than funds using only one investment strategy.

o    Companies in which the fund invests do not grow as rapidly as expected.

o    Value stocks may never reach what the manager believes is their true value.

o Investments in foreign securities carry additional risks, such as changes in currency exchange rates, a lack of adequate company information and political instability, which may result in loss of value and wider price swings than U.S. companies experience.

o Earnings of companies in which the fund invests are not achieved, and income available for interest or dividend payments is reduced.

Investors in the fund: Only separate accounts of insurance companies may purchase shares of the fund. You may invest indirectly in the fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer's retirement plan.

You should read the applicable separate account prospectus for information about:

o Purchasing a variable annuity contract or participating in a variable annuity contract.

o    Other investment options, if there are any.

o    The terms of your variable annuity contract.

o    Expenses related to purchasing a variable annuity contract.

o    Procedures for redeeming the fund's shares.

Who may want to invest: The fund may be appropriate for you if you:

o    Want a regular investment program for retirement savings.

o    Can benefit from deferred taxation of capital appreciation and income.

o Are several years from retirement and can pursue a long-term investment goal.

o Want to add an investment with growth potential to diversify your other retirement investments.

o Are willing to accept higher short-term risk along with higher potential long-term returns.

Past Performance

     The bar chart below shows how the annual total return of the fund and its predecessor has varied from year to year over a ten-year period. This information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund. The average annual total return information at the bottom of the page shows the fund's performance over time compared with that of the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices, and the Russell 1000(R) Index, another widely recognized common stock index. This information may help you evaluate the fund's risks and potential rewards; however, the fund's past performance is not necessarily an indication of how the fund will perform in the future.

Are these the returns realized by separate account contract owners and participants?

No. These returns are calculated for the fund. They do not reflect insurance, sales and administrative charges deducted by participating separate accounts. Inclusion of those charges would reduce the fund's total returns for all periods.


When was the Dual Strategy Fund created?

On January 1, 1999, the fund acquired all of the assets and liabilities of American Fidelity Variable Annuity Fund A, which was a managed separate account.

What is the fund's past performance?

The fund treats the past performance of its predecessor as its own for periods before the acquisition. The fund's return information reflects the performance of American Fidelity Variable Annuity Fund A through 1998 (as adjusted for the fund's current expense structure) and for American Fidelity Dual Strategy Fund, Inc.(R) for all subsequent time periods.


                               INVESTMENT RESULTS

                  AMERICAN FIDELITY DUAL STRATEGY FUNDS, INC.


                            1995            35.62%
                            1996            27.15%
                            1997            28.35%
                            1998            26.50%
                            1999            18.47%
                            2000             0.36%
                            2001           -11.33%
                            2002           -25.05%
                            2003            25.38%
                            2004             8.16%


            Highest Quarterly Return:       21.24%, 4th Quarter 1998
            Lowest Quarterly Return:       -16.74%, 3rd Quarter 2002


                   Average annual total returns as of 12/31/04

                                      1 Year      5 Years    10 Years
                -----------------------------------------------------
                Fund                    8.16%      -1.99%      11.61%
                S&P 500 Index          10.87%      -2.30%      12.07%
                Russell 1000(R) Index  11.39%      -1.71%      12.16%

Fees and Expenses of the Fund

     This table describes the fees and expenses that the fund incurs. The fund's fees and expenses will impact your investment. Because you may only invest indirectly in the fund either by purchasing a variable annuity contract issued by a separate account or by participating in a contract available through your employer's retirement plan, your investment may also be impacted by fees imposed by the separate account. The following information does not include fees and expenses that you may incur at the separate account level.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

         Management Fees                                 0.50%
         Total Annual Fund Operating Expenses            0.50%

Example

     This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and that your investment has a 5% return each year. The Example also assumes that the fund's operating expenses remain the same. Because the fund does not charge you a fee when you redeem shares, the costs shown below would remain the same regardless of whether or not you redeemed your shares at the end of each period. Although your actual costs may be higher or lower than the costs in the Example, based on these assumptions, your costs would be:

            1 Year          3 Years          5 Years          10 Years
            ------          -------          -------          --------

            $51.11          $160.29          $279.46          $627.33

     This Example does not include fees and expenses that you may incur at the separate account level.

INVESTMENT GOALS AND STRATEGIES

     Dual Strategy Fund's primary investment goal is long-term growth of capital. Its secondary investment goal is the production of income.

     To pursue these goals, the fund invests in a diversified portfolio of common stocks that may also include investments in American Depository Receipts, which represent shares of stock of foreign companies. The fund may take temporary defensive positions inconsistent with its investment goals in response to adverse market, economic or political conditions. During these times, the fund may not achieve its investment goals.

     Two sub-advisors with different investment strategies manage the fund's portfolio. The portfolio is normally reallocated equally between the two sub-advisors at the beginning of each year. Cash received by the fund, less amounts used to pay withdrawals and expenses, is allocated equally between the sub-advisors throughout the year.

     Seneca Capital Management LLC is a growth-oriented manager. To achieve the goal of growth, Seneca blends two types of large capitalization growth stocks. First, it invests in stocks that have produced long records of financial success through varying economic cycles. These stocks provide earnings stability and diversification. Second, Seneca invests in stocks for which it forecasts significant near-term earnings acceleration. By investing in this combination of stocks, Seneca attempts to produce a portfolio that grows at a rate consistent with the growth style, but is anchored in a foundation of solid, dependable companies.

     Todd Investment Advisers, Inc. is a value-oriented manager. It emphasizes high-quality, large capitalization companies that are undervalued. Todd Investment attempts to achieve average-market returns in an up market and above-market returns in a down market. A dividend discount model is used to identify companies with the greatest potential for price appreciation, and then fundamental analysis is used to determine which companies have a catalyst for price appreciation. A stock is considered for sale when either its price/value ratio rises above the median for large capitalization stocks or the company's fundamentals weaken.

THE FUND'S PORTFOLIO HOLDINGS

     A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information, which is available upon request.

PRINCIPAL RISKS OF INVESTMENT

     Although stocks have a history of long-term growth, they fluctuate in price. Prices go up or down based on changes in a company's financial condition and results of operations as well as factors related to the economy; such fluctuations can be pronounced. Changes in the value of the fund's investments will result in changes in the value of fund shares, thus affecting the fund's total return to investors. You could lose money directing your variable annuity contract payments to the fund.

Dual Strategy and Market Cycles. Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions. As a result, the performance of the growth-stock portion of the fund's portfolio may be higher or lower than the value-stock portion of the fund's portfolio and vice versa. The fund's dual strategy may potentially limit the downside risk of the fund, but it may also produce more modest gains over the long run than a single investment strategy would.

Growth Stocks. There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or will not increase.

Value Stocks. A value stock may never reach what the manager believes is its full value, or it may not have been undervalued when purchased. Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.

Foreign Investing. The fund invests in foreign securities solely through the purchase of American Depository Receipts, other depository receipts or ordinary shares only if the shares are U.S. Dollar denominated and publicly traded within the United States. American Depository Receipts generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. markets. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, limits on foreign ownership, and less stringent accounting, reporting and disclosure requirements. In the past, equity securities of foreign markets have had more frequent and larger price changes than those of U.S. markets. The fund typically restricts its investments to large foreign companies, reducing somewhat the general risks of foreign investing.

THE FUND'S ADVISORS

American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the fund's investment advisor. American Fidelity Assurance Company is an Oklahoma stock life insurance company and is registered as an investment advisor under the Investment Advisers Act of 1940. American Fidelity Assurance Company was the investment advisor of the fund's predecessor from 1968 through 1998.

     American Fidelity Assurance Company is responsible for running all of the operations of the fund, except for those subcontracted to the fund's sub-advisors, custodian and pricing service. Pursuant to an investment advisory agreement, the fund pays American Fidelity Assurance Company an annual management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of the fund.

     American Fidelity Assurance Company has engaged two sub-advisors to manage the fund's investment portfolio and pays the related sub-advisory fees. The fund's sub-advisors make the day-to-day decisions to buy and sell securities for the fund. Each sub-advisor manages a portion of the fund's portfolio using its own investment strategy to achieve the fund's investment goals.

     The fund's board of directors reviews and must approve annually the investment advisory agreement with the fund's investment advisor and the sub-advisory agreements with the sub-advisors. A discussion of the basis for the board of directors most recently approving the investment advisory agreement and the sub-advisory agreements is available in the fund's Statement of Additional Information dated May 1, 2005, which is available upon request.

Todd Investment Advisors, Inc., 101 South Fifth Street, Suite 3160, Louisville, KY 40202, had $3.5 billion of assets under management as of December 31, 2004. Todd Investment has been a sub-advisor to the fund and its predecessor since the last quarter of 1995. Robert P. Bordogna and Curtiss M. Scott have primary responsibility for the day-to-day management of the portion of the fund portfolio managed by Todd Investment. Mr. Bordogna has 36 years of experience in the investment advisory business. Bordogna is the President and Chief Executive Officer of the firm and has been with Todd Investment since 1980. Mr. Scott is the Senior Equity Portfolio Manager. He has 27 years of experience in the investment advisory business and has been with Todd since 1996. The fund's Statement of Additional Information provides additional information about Todd Investment Advisors' compensation structure, other accounts managed by Todd Investment and Todd Investment's ownership of securities in the fund.

Seneca Capital Management LLC, 909 Montgomery Street, Fifth Floor, San Francisco, CA 94133, oversees $12.0 billion of assets for a national and international client base, including individuals and institutions, as of December 31, 2004. Seneca has been a sub-advisor to the fund since November 15, 2002. The fund assets managed by Seneca are managed by a team, which includes portfolio managers, portfolio advisors, research analysts and dedicated traders. The portfolio managers primarily responsible for the day-to-day management of the portion of the Fund portfolio managed by Seneca are Richard D. Little, Ronald K Jacks and Doug S. Couden. Mr. Little founded Seneca in 1989 and is an Equity Portfolio Manager and Partner. He has 34 years of investment experience. Mr. Jacks is an Equity Portfolio Manager and Partner and is a member of the Management Committee. He has 16 years of investment experience and has been with Seneca since 1990. Mr. Couden is an Equity Portfolio Manager, Analyst and Principal with six years of investment experience. He has been with Seneca since 1999. The fund's Statement of Additional Information provides additional information about Seneca's compensation structure, other accounts managed by Seneca and Seneca's ownership of securities in the fund.

FUND OPERATIONS

Buying and Selling Shares

     You cannot buy shares of the fund directly. You may invest indirectly in the fund by purchasing a variable annuity contract or by participating in a variable annuity contract offered through your employer's retirement plan. The variable annuity contracts that offer the fund as an investment option are issued by insurance company separate accounts, which buy fund shares based on the investment instructions from participants in the variable annuities.

     To meet various obligations under the variable annuity contracts, the separate accounts may sell fund shares to generate cash. For example, a separate account may sell fund shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

Redemption of Shares

     Generally, the fund will redeem its shares in cash on the next business day after receiving a request for redemption from an insurance company separate account. The fund may, however, suspend redemption and delay the redemption payment date for any period during which (1) the New York Stock Exchange is closed, other than customary weekends or holidays, (2) trading on the New York Stock Exchange is restricted by the SEC, (3) the SEC has determined that an emergency exists and, as a result, it is not reasonably practical for the fund to dispose of securities or fairly determine the value of its net assets or (4) the SEC permits, by order, suspension or delay for the protection of shareholders. The date on which you receive payment for any shares redeemed may depend on the redemption policy of the separate account that issued your variable annuity contract.

Pricing Shares

     The price of the fund's shares is based on net asset value. The fund's net asset value is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. The fund will not value its portfolio securities on the days on which the New York Stock Exchange is closed for trading or on days that American Fidelity Assurance Company is closed.

     The fund calculates its net asset value per share by dividing the total value of its net assets by the number of its shares outstanding. A person who deposits funds with an investing separate account before 4:00 p.m., Eastern Time, on a regular trading day will pay that day's net asset value per share for the investment in the fund.

     The fund's investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by FT Interactive Data Services. Securities for which quotations are not available from FT Interactive Data Services are valued at the quotation obtained from Bloomberg LP. In the unlikely event that market quotations are not readily available from either of these sources on a day on which the New York Stock Exchange and American Fidelity Assurance Company are open for business, appropriate personnel in the fund's investment department, including the fund's Chief Investment Officer, will consult with the fund's investment advisor and sub-advisors to determine an estimated fair value of the security, which good faith determination will be approved by the fund's board of directors. This process is called "fair value pricing." Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

     Because the fund (1) invests solely in securities that are listed on a domestic exchange and frequently traded, and (2) calculates its NAV as of the time the exchange typically closes, it will not be necessary for the fund to rely on fair value pricing unless a significant event has occurred. Instances that might require the fund to use fair value pricing include events, such as if trading in a particular portfolio security was halted during the day and did not resume prior to the fund's NAV calculation. In the unusual event that the fund engages in fair value pricing, the effect will be to eliminate certain unfair opportunities that may be available to market timers when existing market quotations for one or more portfolio securities are not reliable as the result of extraordinary circumstances that have impacted the market, but to which the market has not had the opportunity to adjust itself through the ordinary course.

FREQUENT PURCHASES AND REDEMPTIONS

     Market timing policies are designed to address the excessive short-term trading of investment company securities that may be harmful to the long-term shareholders. Because the Dual Strategy Fund's shares are sold only through variable annuity contracts issued by insurance company separate accounts, the fund is dependent on the separate accounts for policies that relate to frequent purchases and redemptions. The fund's Board of Directors has adopted the separate accounts' policies and procedures on behalf of the fund. As part of the fund's disclosure controls and procedures, each of the separate accounts will certify annually to the fund that the separate account is in compliance with its policies and procedures. The fund does not have any arrangements with any person or entity to permit frequent purchases and redemptions of fund shares, and it does not foresee circumstances in which it would elect to accommodate frequent purchases and redemptions of fund shares by fund shareholders.

     Although market timing techniques, such as frequent purchases and redemptions, are generally not illegal, the fund is aware that successful market timers may, in some circumstances, make profits at the expense of passive shareholders who engage in various long-term or passive investment strategies. For example, participants may attempt to use market timing strategies in connection with a separate account that includes a cash annuity account option by switching back and forth between the cash annuity account and the other available variable options. Frequent purchases and redemptions by shareholders pose certain risks to the fund's other shareholders. Market timing can make it difficult for the fund to manage its portfolio investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs and affect performance.

     The separate accounts that offer the fund as an investment option have adopted some or all of the following restrictions to deter frequent purchases and redemptions:

     o    Limit the number of free transfers.
     o    Assess transfer fees and withdrawal fees.
     o Restrict a participant's ability to invest in certain investment options.
     o Reserve the right to end, suspend or change a participant's ability to transfer assets between investment options (where allowed by state law).

     Additionally, the separate accounts each have a policy against accepting telephone transactions, thus diminishing participants' ability to use market timing strategies. The separate accounts also require personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in withdrawals and transfer requests received by electronic means. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

     The fund's Board of Directors may inspect/audit the separate accounts' policies and procedures regarding market timing at any time without warning. Pursuant to its participation agreements with the separate accounts, the fund's Board of Directors may refuse to sell shares of the fund to a person and may suspend or terminate the offering of shares if such action is, in the sole discretion of the Board of Directors, necessary in the best interests of the shareholders of the fund. Relying on this discretionary authority, the fund's Board may cause the fund to reject, limit, delay or impose other conditions on exchanges or purchases; it also may close or otherwise limit a shareholder's account based on a history of frequent purchases and redemptions of fund shares. Although the Board may exercise its discretion on a case-by-case basis, the fund anticipates applying its policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries. Because the fund's investment advisor also is the depositor of the separate accounts that offer the fund as an investment option, communication between the fund and the separate accounts is on-going, making it easier for the fund and the separate accounts to coordinate with one another to monitor market timing.

DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

     The fund intends to distribute substantially all of its net investment income and capital gains to American Fidelity Assurance Company, its sole shareholder, through American Fidelity Assurance Company's separate accounts. The fund pays dividends annually and reinvests the proceeds in additional fund shares at net asset value per share. Distributions of any net realized capital gains are made at least annually.

Tax Information

     Because you do not own shares of the fund directly, your tax situation is not likely to be affected by the fund's distributions. The separate account and the insurance company which issued your variable annuity contract, as the owner of the fund's shares, may be affected.

     You should consult the prospectus of the separate account for a discussion of the federal income tax consequences to variable annuity contract owners.

LEGAL PROCEEDINGS

     Neither the fund nor its investment advisor, sub-advisors or underwriter is a party to any material pending legal proceedings that are likely to have a material adverse effect on the fund or the ability of the advisor, subadvisor or underwriter to perform in accordance with its agreement with the fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the fund for the past five years. Certain information reflects financial results for a single accumulation unit of the fund. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. Total return and ratio of expenses for the fund include management fee only. This information does not reflect insurance contract charges and expenses that may be incurred at the separate account level. The total return would be lower if the separate account charges were reflected in the financial highlights.

                                                                        Dual Strategy Fund
                                                                      Years Ended December 31,
                                         --------------------------------------------------------------------------
                                             2004           2003            2002            2001          2000
Accumulation Unit value,
  beginning of period                        9.453          7.6203       $10.2588        $11.7128       $11.8468
Net investment income                        0.129          0.1010         0.0913          0.1070         0.1114
Net realized and unrealized gain
  (loss) on securities                       0.640          1.8288        (2.6572)        (1.4366)       (0.0671)
Distributions - Investment Income           (0.098)        (0.0971)        (0.726)        (0.1244)       (0.1274)
Distributions - Capital Gains                  -              -               -               -          (0.0509)
                                          --------        --------       --------        --------       --------
  Total Distributions                       (0.098)        (0.0971)        (0.726)        (0.1244)       (0.1783)
Total from investment operations             0.671          1.8327        (2.6385)        (1.4540)       (0.1340)
                                          --------        --------       --------        --------       --------
Accumulation Unit value,
  end of period                             10.124         $9.4530        $7.6203        $10.2588       $11.7128
                                          ========        ========       ========        ========       ========
Total return (1)                             8.16%           25.38%        (25.10%)        (11.40%)         0.40%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (000's omitted)                         $207,392        $196,931       $159,412        $209,014       $233,478
Ratio of expenses to
  average net assets                          0.50%           0.50%          0.50%           0.50%          0.50%
Ratio of net income to average
  net assets                                1.3493%         1.2097%        1.0307%         1.0030%        0.9533%
Portfolio turnover rate                      70.81%          56.75%         52.14%          52.82%         33.31%


     The information provided above and the 2004 financial statements of Dual Strategy Fund have been audited by KPMG LLP. The 2004 financial statements are included in the fund's Statement of Additional Information, accompanied by KPMG's report. The fund's Statement of Additional Information is available upon request.

                              FOR MORE INFORMATION

By telephone Call:                 By E-mail Send your request to:
1-800-662-1106                     va.help@af-group.com

By mail Write to:                  On the Internet:  Although the fund does not
American Fidelity                  maintain an internet website, important fund
Dual Strategy Fund, Inc.(R)        documents, including the fund's Statement of
P. O. Box 25520                    Additional Information and its annual and
Oklahoma City, OK 73125-0520       semi-annual reports to shareholders, can be
                                   viewed online or downloaded from the SEC's web site: http://www.sec.gov

     Additional information about the fund is available, free upon request by contacting us, as set forth above. Upon request, we will provide the following:

Annual/Semi-Annual Reports

     Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. Beginning in 2005, the fund's annual report to shareholders will include a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information

     The Statement of Additional Information provides more details about the fund and its policies. A current Statement of Additional Information is on file with the SEC and is incorporated by reference into this prospectus.

     You may also obtain information about the fund, including the Statement of Additional Information, by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov.

SEC file number: 811-08873
                                                     American Fidelity
                                                     Dual Strategy Fund, Inc.(R)

                                TABLE OF CONTENTS
                     OF STATEMENT OF ADDITIONAL INFORMATION

Introduction...................................................................1
Investment goals and policies..................................................1
The Fund's Portfolio...........................................................3
Management.....................................................................5
Investment advisory services...................................................7
Portfolio transactions........................................................19
Capital stock.................................................................20
Federal tax matters...........................................................20
Service Providers.............................................................22
Financial statements..........................................................23

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)




STATEMENT OF ADDITIONAL INFORMATION
May 1, 2005

                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2005


     This Statement of Additional Information is not a prospectus, but it relates to the prospectus of American Fidelity Dual Strategy Fund, Inc.(R) dated May 1, 2005. You may get a free copy of the prospectus or Dual Strategy Fund's most recent annual and semi-annual reports by contacting Dual Strategy Fund by mail, telephone or e-mail.

      write to us at:             call us at:               e-mail us at:
       P.O. Box 25520            1-800-662-1106         va.help@af-group.com
Oklahoma City, OK 73125-0520


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Introduction.................................................................1

Investment goals and policies................................................1

The Fund's Portfolio.........................................................3

Management...................................................................5

Investment advisory and other services.......................................7

Portfolio transactions......................................................19

Capital stock...............................................................20

Federal tax matters.........................................................20

Service providers...........................................................22

Financial statements........................................................23

                                  INTRODUCTION

     American Fidelity Dual Strategy Fund, Inc.(R) is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998. Dual Strategy Fund is the successor to American Fidelity Variable Annuity Fund A, which was a separate account of American Fidelity Assurance Company that managed its own investment portfolio. The original inception date for Variable Annuity Fund A was January 1, 1970. Variable Annuity Fund A was converted from a management investment company into a unit investment trust identified as "Separate Account A." Separate Account A became effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund.

     Shares of Dual Strategy Fund are offered only to investment company separate accounts established by insurance companies to fund variable annuity contracts.

     American Fidelity Assurance Company serves as Dual Strategy Fund's investment advisor. American Fidelity Assurance Company has engaged Seneca Capital Management LLC and Todd Investment Advisors, Inc. to serve as sub-advisors to Dual Strategy Fund and provide day-to-day portfolio management for Dual Strategy Fund.

                          INVESTMENT GOALS AND POLICIES

Investment Goals

     Dual Strategy Fund's primary investment goal is long-term capital growth. Its secondary investment goal is the production of income.

Fund Policies

Fundamental Investment Policies

     Dual Strategy Fund has adopted the fundamental investment policies listed below. These policies cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of Dual Strategy Fund. A "majority of the outstanding voting securities" under the Investment Company Act of 1940, means the lesser of (i) 67% or more of the outstanding voting securities of Dual Strategy Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of Dual Strategy Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of Dual Strategy Fund.

          (1) Dual Strategy Fund will not invest more than 5% of the value of its assets in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.

          (2) Dual Strategy Fund will not acquire more than 10% of the voting securities of any one issuer.

          (3) Dual Strategy Fund will not invest more than 25% of the value of its assets in any one industry.

          (4) Dual Strategy Fund will not borrow any money except that it reserves the right to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of its assets and that there always will be asset coverage of at least 300% for all outstanding borrowings of Dual Strategy Fund.

          (5) Dual Strategy Fund will not act as an underwriter of securities of other issuers, except to the extent that Dual Strategy Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

          (6) Dual Strategy Fund will not invest more than 10% of the value of its assets in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under Federal or state securities laws.

          (7) Dual Strategy Fund will not effect the purchase of commodities or commodity contracts.

          (8) Dual Strategy Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

          (9) Dual Strategy Fund will not make any loans except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

          (10) Dual Strategy Fund will not invest in the securities of a company for the purpose of exercising management or control.

          (11) Although it is not intended that investments be made in securities of other investment companies, Dual Strategy Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

          (12) Dual Strategy Fund will only invest in repurchase agreements in the top thirty-five U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and Dual Strategy Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

          (13) Dual Strategy Fund will not effect the short sales of securities.

          (14) Dual Strategy Fund will not make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.

          (15) Dual Strategy Fund will not make investments in high-yield or non-investment grade bonds.

          (16) Dual Strategy Fund will limit its investments in the equity securities of foreign issuers to American Depositary Receipts, other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Dual Strategy Fund will not invest more than 35% of its assets in foreign issuers. In addition, Dual Strategy Fund will not invest more than 20% of its assets in issuers of any one foreign country.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.

Non-Fundamental Investment Policies

     Dual Strategy Fund has also adopted the following non-fundamental investment policies. These policies may be changed by the board of directors without shareholder approval.

          (1) Dual Strategy Fund should generally conform to the issuer guidelines noted below with exceptions noted at the time of recommendation and variances reviewed annually:

               o A minimum market capitalization of $1 billion at the time of purchase,

               o Audited financial statements for at least three years of operation, and

               o    $50 million or more in stockholders' equity.

          (2) Although Dual Strategy Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

          (3) Dual Strategy Fund will not invest in the securities of tobacco-producing companies.

Temporary Investments

     A sub-advisor may determine that pursuing its investment strategy is inconsistent with the best interest of Dual Strategy Fund's shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, Dual Strategy Fund may invest its assets in securities which are a direct obligation or guaranteed by the United States government and bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors.

                              THE FUND'S PORTFOLIO

Portfolio Turnover

     There has not been a significant variation in the fund's portfolio turnover rates over the two most recently completed fiscal years. We do not anticipate any significant variation in the portfolio turnover rate from that reported for the last fiscal year, as set forth in the Financial Highlights; however, the sub-advisors are solely responsible for decisions to buy or sell securities held by the fund. As a result, our portfolio turnover rate could differ materially from our expectations.

Disclosure of Portfolio Holdings

     Generally, the fund does not separately disclose its portfolio holding to individual investors, institutional investors, intermediaries that distribute the fund's shares, third-party service provides, rating and ranking organizations or affiliated persons of the fund. The fund may disclose its portfolio holdings in certain circumstances if the fund has a legitimate business purpose for doing so and believes that it is in the best interests of the fund's shareholders.

     The fund has certain policies and procedures that relate to disclosure of the fund's portfolio securities. Among other things, the fund does not disclose its portfolio securities holdings to individual investors or institutional investors. Intermediaries that distribute the fund's shares do not receive information about the fund's portfolio securities unless there is a legitimate business purpose for an intermediary to have such information. Additionally, the fund generally does not disclose its portfolio holdings to rating and ranking organizations. The fund's policy regarding disclosure of portfolio holdings to affiliated persons of the fund is to limit any such disclosure to persons who acquire the information in the course of performing regular duties associated with their jobs.

     A limited number of "Access Persons" of the fund, its investment advisor and its sub-advisors obtain direct knowledge of the fund's portfolio holdings in the course of performing regular duties associated with their jobs. Each Access Person of the fund, its investment advisor and its sub-advisors is subject to a Code of Ethics that restricts disclosures of the fund's portfolio holdings and prohibits personal trading based on the information. No Access Person or other personnel of the fund or its investment advisor or sub-advisors is authorized to make disclosures about the fund's portfolio securities in contravention of the applicable Code of Ethics. The Code of Ethics of each of the fund, its investment advisors and its sub-advisors restricts personal investing activities of its Access Persons, including, among other things, limiting participation in initial public offerings and private offerings, prohibiting buy or sell orders during certain blackout periods before and after covered transactions and prohibiting gifts from certain persons within the securities industry. The fund's Board of Directors receives a certification each year from the fund, the investment advisors and the sub-advisors regarding the Access Persons' compliance with the applicable Code of Ethics. In the event of a conflict between the interests of the fund's shareholders and the fund's investment advisor, sub-advisors or principal underwriter (or any of their affiliates), the fund generally will decline to disclose its portfolio holdings to the extent necessary to protect the interests of its shareholders.

     The fund discloses its portfolio holdings publicly in filings made with the SEC four times each year - in Form N-CSR and Form N-Q. The fund's Form N-CSR is filed within 60 days of the end of the second and fourth quarters, and its Form N-Q is filed within 60 days of the end of the first and third quarters. The fund's Board of Directors receives a copy of the N-CSR or N-Q, as applicable, at each of its quarterly meetings. In the future, the fund may disclose its portfolio holdings in electronic form to current and prospective customers after 30 days.

     Although, the fund does not have any ongoing arrangements to make available information about the fund's portfolio securities, as a general rule, the fund's custodian and independent registered public accounting firm have access to the fund's portfolio holdings at any time. In addition, from time to time, circumstances may arise that make it advisable for the fund to divulge its portfolio holdings to selected third parties for legitimate business purposes. In such circumstances, the recipient of the information must be subject to a duty of confidentiality, and the fund's management generally will place certain conditions or restrictions on the use of the information about its portfolio securities, including requirements that the information be kept confidential and prohibitions against trading based on the information. The fund's management and the management of the fund's investment advisor may authorize disclosure of the fund's portfolio securities in the event they find such disclosure appropriate, such as disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the fund's current advisor, disclosure to a newly hired investment advisor or sub-advisor prior to commencing its duties or disclosure to a rating agency for use in developing a rating. Management of the fund will advise the fund's Board of Directors of any events of this nature so that the Board may determine whether additional oversight of is needed in connection with the matter, including oversight of disclosure of the fund's portfolio holdings. Neither the fund nor its investment advisor receives any compensation or other consideration (including any agreement to maintain assets in the fund) for making such information available.

                                   MANAGEMENT

Directors and Officers

     Information about each director and officer of Dual Strategy Fund is set forth below. Dual Strategy Fund's Board of Directors is responsible for overseeing the management of Dual Strategy Fund, including establishing and supervising Dual Strategy Fund's investment goals and policies, reviewing and approving Dual Strategy Fund's contracts and other arrangements, and monitoring Dual Strategy Fund's performance and operations. The officers of Dual Strategy Fund supervise daily business operations.

--------------------------------- ------------------------------------ -----------------------------------------------
                                                                       Principal Occupation(s)
                                  Position(s) Held with Fund;          During Past 5 Years; Positions with
Name, Address and Age<F1>         Length of Time Served                Affiliates; Other Directorships

--------------------------------- ------------------------------------ -----------------------------------------------
Interested Directors/Officers<F2>

John W. Rex, 71                   Chairman of the Board, President,    Director  and  President,   American  Fidelity
2000 N. Classen Boulevard         Secretary and Director - 7 years     Assurance  Company;   Director  and  Executive
Oklahoma City, OK 73106           <F3><F4>                             Vice President, American Fidelity Corporation

David R. Carpenter, 54            Executive Vice President and         Executive Vice  President,  American  Fidelity
2000 N. Classen Boulevard         Principal Financial Officer -        Corporation;   Executive  Vice  President  and
Oklahoma City, OK  73106          Since February 19, 2003              Treasurer,    American   Fidelity    Assurance
                                                                       Company; Chairman,  President, Chief Executive
                                                                       Officer  and  Treasurer,    American  Fidelity
                                                                       Securities, Inc.

Stephen P. Garrett, 60            Chief  Compliance  Officer  - Since  Senior Vice President and Secretary,  American
2000 N. Classen Boulevard         September 1, 2004                    Fidelity    Corporation;    Chief   Compliance
Oklahoma City, OK  73106                                               Officer, American Fidelity Assurance Company
--------------------------------- ------------------------------------ -----------------------------------------------
Other Directors

Jean G. Gumerson, 82              Director - 7 years <F3><F4>          President   Emeritus,    Presbyterian   Health
711 Stanton L. Young Blvd.,                                            Foundation
Suite 604
Oklahoma City, OK 73104

Gregory M. Love, 43               Director - 7 years <F3><F4>          President and Chief Operating Officer, Love's
P.O. Box 26210                                                         Development Companies
Oklahoma City, OK 73126

J. Dean Robertson, D.D.S.,        Director - 7 years <F3><F4>          Private practice in pediatric dentistry;
  M.Ed., 87                                                            Professor Emeritus, University of Oklahoma,
5222 North Portland                                                    College of Dentistry
Oklahoma City, OK 73112

G. Rainey Williams, Jr., 44       Director - 7 years <F3><F4>          President and Chief Operating  Officer,  Marco
6301 N. Western                                                        Holding   Corporation;   Director,   BancFirst
Suite 200                                                              Corporation
Oklahoma City, OK 73118
________________

<F1>
     As of May 1, 2005.
<F2>
     "Interested person" of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to
     position as officer of the Fund.
<F3>
     Officer and/or member of Dual Strategy Fund Board of Directors since the Fund's establishment in March 1998;
     previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund's predecessor.
<F4>
     Pursuant to Dual Strategy Fund's Bylaws and the General Corporation Law of Maryland, the Fund's directors may serve without re-election until a majority of the Board's members serve by appointment, or otherwise are not elected by the Fund's shareholders.

     Dual Strategy Fund's Board of Directors has established the following standing committees:

-----------------------------------          -----------------------------------
        Audit Committee                               Investment Committee
-----------------------------------          -----------------------------------
Members:                                     Members:

       Gregory M. Love                            Daniel D. Adams, Jr.<F5>
       G. Rainey Williams                         John W. Rex

The Audit Committee's function is            The Investment Committee's
to consider and recommend                    function is to generally oversee
independent auditors, review                 investment activity of the Fund
significant accounting policies and          and make policy decisions
annual financial statements, and             concerning investment objectives.
review and make recommendations              The investment committee met six
regarding internal controls and              times in 2004
financial reporting practices. The
audit committee met one time in
2004.
________________

<F5>
     Retired as of August 16, 2004


     No officer or director of Dual Strategy Fund or American Fidelity Assurance Company receives any remuneration from Dual Strategy Fund. Dual Strategy Fund's officers receive compensation from American Fidelity Assurance Company. Members of Dual Strategy Fund's Board of Directors who are not employees of American Fidelity Assurance Company receive a fee of $750 from American Fidelity Assurance Company for each Dual Strategy Fund board meeting attended and also receive a $6,000 annual retainer. Members of the Audit Committee receive $750 for each committee meeting attended.

Control Persons

     A shareholder that owns more than 25% of Dual Strategy Fund's voting securities may be deemed to be a "control person," as defined in the Investment Company Act of 1940, of Dual Strategy Fund. A shareholder that owns more than 5% of Dual Strategy Fund's voting securities may be deemed to be a "principal holder," as defined in the Investment Company Act. American Fidelity Assurance Company, an Oklahoma corporation, is the sole shareholder of record of Dual Strategy Fund. The only person known by Dual Strategy Fund to own beneficially 5% or more of the Fund's shares is American Fidelity Companies Employee Savings Plan Trust (5.1% as of April 22, 2005). The Trust's address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     The only officers or directors of Dual Strategy Fund who beneficially own shares of Dual Strategy Fund are Messrs. Rex and Carpenter. They are participants in the Trust and therefore beneficially own Dual Strategy Fund shares. Their beneficial ownership percentage, together, as of April 1, 2005, was less than one percent.

     Following is the dollar range of Dual Strategy Fund equity securities beneficially owned by the officers and directors of the Fund as if December 31, 2004.


                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                                    Registered Investment
                                                    Companies Overseen by
                         Dollar Range of Equity     Director in Family of
Name of Director         Securities in the Fund      Investment Companies
----------------------- ------------------------ -------------------------------
David R. Carpenter         $10,001 - $50,000           $10,001 - $50,000
Stephen P. Garrett                $-0-                       $-0-
Jean G. Gumerson                  $-0-                       $-0-
Gregory M. Love                   $-0-                       $-0-
John W. Rex                  Over $100,000              Over $100,000
Dean Robertson                    $-0-                       $-0-
G. Rainey Williams, Jr.           $-0-                       $-0-

                          INVESTMENT ADVISORY SERVICES

     The following information supplements and should be read in conjunction with the section in Dual Strategy Fund's prospectus captioned "The Fund's Advisors."

INVESTMENT ADVISOR

General

     American Fidelity Assurance Company provides management services and serves as the investment advisor to Dual Strategy Fund pursuant to an Amended and Restated Management and Investment Advisory Agreement. Under the Amended and Restated Advisory Agreement, American Fidelity Assurance Company assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of Dual Strategy Fund, including monitoring and evaluating the management of Dual Strategy Fund's portfolio by the sub-advisors on an ongoing basis. American Fidelity Assurance Company provides or arranges for the provision of the overall business management and administrative services necessary for Dual Strategy Fund's operations. American Fidelity Assurance Company is also responsible for overseeing Dual Strategy Fund's compliance with the requirements of applicable law and conformity with Dual Strategy Fund's investment goals and policies, including oversight of the sub-advisors.

Fees

     For its services to Dual Strategy Fund, American Fidelity Assurance Company receives a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of Dual Strategy Fund. American Fidelity Assurance Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, the expenses of printing and distributing any prospectuses, reports or sales literature in connection with the sale of Dual Strategy Fund shares, salaries and other compensation of Dual Strategy Fund's directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service, the cost of any advertising, the sub-advisors' fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

Board Approval

     The Amended and Restated Advisory Agreement initially was approved for Dual Strategy Fund by the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on January 29, 2003 and was approved by Dual Strategy Fund's shareholders on April 11, 2003. The Amended and Restated Advisory Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by Dual Strategy Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Board most recently approved the Amended and Restated Advisory Agreement on November 17, 2004. In approving the continuance of the Amended and Restated Advisory Agreement, the Board considered (1) the nature, extent and quality of the services to be provided by AFA, (2) the investment performance of the Fund and AFA, (3) the advisory fees to be provided to AFA and any fees received by AFA's affiliates that result from AFA's relationship with the Fund,
(4) the extent to which economies of scale will be realized as the Fund grows, and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors.

     In connection with its review and evaluation, the Board relied on comparative data regarding services rendered and amounts payable under other investment advisory agreements, and the Board concluded that the Investment Advisory Agreement should be approved because the services provided by AFA generally are equal to or in excess of those provided by other investment advisors, while the fees paid by the Fund pursuant to the Investment Advisory Agreement generally are lower than the fees paid by other funds to their investment advisors.

     The Board also considered whether any other benefits are derived or are to be derived by AFA from its relationship with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or AFA in return for allocating Fund brokerage, and the Board concluded that the Investment Advisory Agreement should be approved because AFA is not deriving improper or excessive benefits as a result of its relationship with the Fund.

Nature, Extent and Quality of Services Provided by AFA
------------------------------------------------------

     The Board considered the services that AFA provides to the Fund pursuant to the Investment Advisory Agreement, which include providing office space and equipment, supplies, etc., compensating the Fund's personnel, officers and directors, providing advice, information and recommendations re: acquiring, holding or disposing of portfolio securities, assisting with preparing requisite reports, including prospectuses and registration statements, paying registration expenses, including legal and accounting fees, providing and maintaining a bond against larceny and embezzlement covering each officer and employee of the Fund who may have access to the Fund's securities, providing research and statistical information re: portfolio securities that are held or may be purchased by the Fund, providing information re: developments that may affect the portfolio securities, reimbursing the Fund for costs and expenses incurred by the Fund in connection with the Fund's indemnification of its directors, selecting brokers or dealers to execute purchase and sale transactions for the Fund and using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund.

     Based on its evaluation of the services that AFA provides, the Board concluded that the nature and scope of AFA's services are reasonable and satisfactory. Additionally, the Board believes that the quality of AFA's services are reasonable and satisfactory, and that AFA has adequate personnel and systems in place, as well as other resources, to assure the Board that AFA will continue to furnish high quality services to the Fund. Accordingly, the Board supported renewal of the Investment Advisory Agreement.

Investment Performance of the Fund and AFA
------------------------------------------

     The Fund's investment performance reflects on AFA indirectly only to the extent that AFA oversees the Fund's sub-advisors, Todd Investment Advisors, Inc. and Seneca Capital Management, LLC (the "Sub-Advisors"). AFA assists the Fund's Board in evaluating and assessing the Sub-Advisors based, in part, on the Fund's investment performance, and the Board believes that AFA's oversight of and assistance with matters relating to the Sub-Advisors has contributed in a positive manner to the Fund's performance. AFA's own investment performance is not relevant to the Board's consideration of the Investment Advisory Agreement because AFA has delegated its investment responsibilities to the Sub-Advisors and, as such, does not invest on behalf of the Fund.

Advisory Fees
-------------

     Pursuant to the Investment Advisory Agreement, AFA receives a fee, payable weekly, that is equal to 0.00136988% (0.50% on an annual basis) of the current value of the Fund for each day of the valuation period. AFA received $911,399, $868,304 and $982,909 in 2002, 2003 and 2004, respectively, in connection with services provided to the Fund. AFA's affiliates, Asset Services Company, L.L.C. and InvesTrust, N.A., together, received $48,770, $44,365 and $52,894 during the same time periods in connection with services provided to the Fund. Based on its evaluation of the advisory fees, the Board concluded that the fees that AFA and its affiliates receive as a result of AFA's relationship with the Fund are reasonable and satisfactory in light of the services provided to the Fund.

Economies of Scale
------------------

     The fee payable to AFA pursuant to the Investment Advisory Agreement is a flat fee that does not include breakpoints that would allow the Fund to recognize economies of scale as the Fund's assets increase. In its evaluation, the Board took into consideration the Fund's inability to recognize economies of scale under the terms of the Investment Advisory Agreement, but concluded that the fee is reasonable and satisfactory as it currently exists, without breakpoints.

Fee Levels and Economies of Scale
---------------------------------

     Because the Investment Advisory Agreement does not establish breakpoints that permit the Fund to recognize economies of scale as the Fund's assets increase, fee levels charged to the Fund's investors do not reflect any economies of scale. The Board took this fact into consideration in its evaluation of the Investment Advisory Agreement.

Termination
-----------

     The Amended and Restated Advisory Agreement is terminable without penalty, on 60 days' notice, by Dual Strategy Fund's Board of Directors or by the vote of the holders of a majority of Dual Strategy Fund's shares. American Fidelity Assurance Company, the investment advisor, may not terminate the Amended and Restated Advisory Agreement without the approval of a new investment advisory agreement by a majority of the outstanding voting securities of Dual Strategy Fund. The Amended and Restated Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

Control of Investment Advisor

     American Fidelity Corporation owns 100% of American Fidelity Assurance Company. American Fidelity Corporation is controlled by Cameron Enterprises A Limited Partnership, a family investment partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.

SUB-ADVISORS

General

     American Fidelity Assurance Company has contracted with Seneca Capital Management LLC and Todd Investment Advisers, Inc. to serve as sub-advisors and provide day-to-day portfolio investment management services to Dual Strategy Fund.

Fees

     American Fidelity Assurance Company pays the Fund's sub-advisory fees. Pursuant to their respective sub-advisory agreements:

     o Seneca receives 0.42% of Dual Strategy Fund's assets under its management; and

     o Todd Investment receives 0.30% on any Dual Strategy Fund assets under its management that exceed $100 million; otherwise, the fee is 0.38%.

     The sub-advisors' fees are payable quarterly and are calculated on the value of Dual Strategy Fund assets on the last trading day of each calendar quarter.

     In 2002, 2003 and 2004, American Fidelity Assurance Company paid Todd Investment $352,508, $333,278 and $387,435, respectively. American Fidelity Assurance Company paid Seneca sub-advisory fees of $28,034 for the period between November 15, 2002 and December 31, 2002, $348,714 in 2003 and $404,318
in 2004.

Board Approval of Todd Investment Advisors Sub-Advisory Agreement

     The Investment Sub-Advisory Agreement with Todd Investment Advisors, Inc. ("Todd") initially was approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on September 18, 1998 and by the sole shareholder of Dual Strategy Fund on December 22, 1998. An amendment to the Todd Investment agreement lowering the fee on assets exceeding $100 million was approved by Dual Strategy Fund's Board of Directors on March 30, 2001. An Amended and Restated Investment Sub-Advisory Agreement with Todd (The "Todd Sub-Advisory Agreement") adding certain administrative provisions was approved by the Dual Strategy Fund's Board of Directors on November 17, 2004.

     The Todd Sub-Advisory Agreement was approved after consideration of:

     o The nature, extent and quality of the services to be provided by Todd pursuant to the Todd Sub-Advisory Agreement;

     o    The investment performance of the Fund and Todd;

     o The sub-advisory fees to be provided to Todd and any fees received by Todd's affiliates that result from Todd's relationship with the Fund;

     o The extent to which economies of scale will be realized as the Fund grows; and

     o Whether fee levels reflect these economies of scale for the benefit of Fund investors.

     In connection with its review and evaluation, the Board relied on comparative data regarding services rendered and amounts payable under other investment sub-advisory agreements, and the Board concluded that the Todd Sub-Advisory Agreement should be approved because the services provided by Todd generally are equal to or in excess of those provided by other investment sub-advisors, while the fees paid pursuant to the Todd Sub-Advisory Agreement generally are equal to or lower than the fees paid to other funds' sub-advisors.

     The Board also considered whether any other benefits are derived or are to be derived by Todd from its relationship with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or Todd in return for allocating Fund brokerage, and the Board concluded that the Todd Sub-Advisory Agreement should be approved because Todd is not deriving improper or excessive benefits as a result of its relationship with the Fund.

Nature, Extent and Quality of Services Provided by Todd
-------------------------------------------------------

     In connection with the Board's determination to approve the Todd Sub-Advisory Agreement, the Board of Directors considered the services that Todd provides to the Fund, including, making decisions re: acquisition, holding or disposal of portfolio securities on behalf of the Fund, providing the Fund's custodian and investment advisor prompt written notification of the purchase, sale or exchange of portfolio securities, exercising voting rights on behalf of the Fund re: the portfolio securities, providing 17j-1 certification and other reports, selecting brokers or dealers to execute purchase and sale transactions for the Fund and using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund, subject to the right of the Fund's investment advisor to instruct Todd to engage brokers and dealers specified by the investment advisor, providing instructions to the Fund's investment advisor and the Fund's custodian re: consummation of transactions in portfolio securities held by the Fund.

     Based on its evaluation of the services that Todd provides, the Board concluded that the nature and scope of Todd's services are reasonable and satisfactory. Additionally, the Board believes that the quality of Todd's services are reasonable and satisfactory, and that Todd has adequate personnel and systems in place, as well as other resources, to assure the Board that Todd will continue to furnish high quality services to the Fund.

Investment Performance of the Fund and Todd
-------------------------------------------

     The Fund's investment performance supports a decision to renew the Todd Sub-Advisory Agreement because the Fund, as a whole, has had satisfactory results when compared with the S&P 500, a general stock market gauge. Todd's own investment performance supports a decision to renew the Todd Sub-Advisory Agreement because Todd Investment Advisors' long-term results have been very good when compared with its appropriate style index, the Russell 1000 Value index. Furthermore, Todd's investment processes and personnel were consistent during this performance period.

Sub-Advisory Fees
-----------------

     Pursuant to the Todd Sub-Advisory Agreement, Todd receives a quarterly fee equal to 0.095% (0.38% on an annual basis) of the current value (up to $100,000,000) of the Fund's assets that are managed by Todd. The fee decreases to 0.75% (0.30% annually) on assets in excess of $100,000,000. Pursuant to the Todd Sub-Advisory Agreement, Todd's fees will not be less than $12,500 per quarter ($50,000 on an annual basis). In 2002, 2003 and 2004, Todd received $352,508, $333,278 and $387,435, respectively, in connection with services provided pursuant to the Todd Sub-Advisory Agreement.

Economies of Scale
------------------

     The fee payable to Todd pursuant to the Todd Sub-Advisory Agreement includes a breakpoint at $100,000,000, allowing the Fund to recognize economies of scale as the Fund's assets under Todd's management increase. In its evaluation, the Board took into consideration the ability to recognize economies of scale under the terms of the Todd Sub-Advisory Agreement, and concluded that the over-all fee and the breakpoint at $100,000,000 are reasonable and satisfactory.

Fee Levels and Economies of Scale
---------------------------------

     Although the Todd Sub-Advisory Agreement establishes a breakpoint at $100,000,000 that recognizes economies of scale as the Fund's assets under Todd's management increase, fee levels charged to the Fund's investors do not reflect any economies of scale. The Board took this fact into consideration in its evaluation of the Todd Sub-Advisory Agreement.

Termination
-----------

     The Todd Sub-Advisory Agreement will remain in effect from year to year provided such continuance is approved at least annually by Dual Strategy Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable without penalty, on 30 days notice, by American Fidelity Assurance Company, Dual Strategy Fund's Board of Directors or by the vote of the holders of a majority of Dual Strategy Fund's shares or, upon 30 days notice, by the sub-advisor. Each sub-advisor's agreement will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

Control of Todd

     Todd is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc, which is a subsidiary of The Western and Southern Financial Group.

Todd Investment Portfolio Managers for the Fund
-----------------------------------------------

     The portfolio managers who are primarily responsible for the day-to-day management of the portion of the Fund's portfolio managed by Todd are identified below ("Todd's Portfolio Managers for the Fund").

                                           Length of    Business Experience
Name                  Title                Service      for Last 5 Years
-------------------   ------------------   ----------   -------------------

Robert P. Bordogna    President            25 years     Todd Investment Advisors
Curtiss M. Scott      Sr. Vice President    9 years     Todd Investment Advisors

     Todd's Fund Portfolio Managers for the Fund also are primarily responsible for the day-to-day management of the portfolios of other Todd Investment accounts. The number of other accounts (excluding the Fund) managed by Todd's Portfolio Managers for the Fund within each of the following categories and the total assets in the accounts managed within each category is:


                                         No. of Accts.          Assets in Accts.
                                         -------------          ----------------
Registered investment companies               1                  $13.5 million

Other pooled investment vehicles             N/A                      N/A

Other accounts*                               70                  $2.2 billion

   *The 70 accounts are all managed in the Relative Value Equity
   (RVE) style which is used in managing the Dual Strategy Fund

     The number of accounts and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account is:

         Number of accounts  0              Assets in accounts  N/A

     Todd's Portfolio Managers for the Fund also manage the portfolio of Touchstone Large Cap Core Equity Fund, a registered investment fund that is an affiliated mutual fund of Todd.

Compensation Structure

     Todd negotiated a Short-Term Bonus Pool arrangement in 1993. The same bonus arrangement was maintained when Fort Washington bought Todd in 1999. The plan motivates Todd to grow its revenues and control expenses since it has the ability to keep up to 60% of its net profits for annual bonuses. All of Todd's employees are part of the team and benefit from this plan. All of its portfolios are managed by the investment team. There is no gold star given to individual portfolio managers because it is a team effort. The team gets rewarded. This is Todd's primary financial vehicle for attracting and keeping top-quality investment and administrative personnel.

     The portfolio managers receive a competitive salary (for the region) plus the annual short-term bonus, which is based largely on Todd's profitability and, secondarily, on how each individual contributes to the organization. The sales staff is motivated with a competitive salary and an above average industry commission program. Based on exceptional contribution, they may also be eligible to participate in the Short-Term Bonus Pool. Todd believes this method encourages all employees to support a strong team effort.

     Todd has developed long-term deferred compensation arrangements that provide significant additional financial incentives for key professionals to remain with the organization. The structure includes long-term vesting provisions such that voluntarily leaving the company prior to vesting would cause the loss of the major portion of these accumulated incentives.

     Todd's Portfolio Managers for the Fund do not own any equity securities in the Fund.

Board Approval of Seneca Capital Management Sub-Advisory Agreement

     The Investment Sub-Advisory Agreement with Seneca Capital Management, LLC ("Seneca") was approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on November 6, 2002 and by the beneficial owners of Dual Strategy Fund's shares on April 11, 2003. Prior to approval, an interim agreement with Seneca had been in effect since November 15, 2002. An Amended and Restated Investment Sub-Advisory Agreement with Seneca (The "Seneca Sub-Advisory Agreement") adding certain administrative provisions was approved by the Dual Strategy Fund's Board of Directors on November 17, 2004.

     The Amended and Restated Seneca Sub-Advisory Agreement was approved after consideration of:

     o The nature, extent and quality of the services to be provided by Seneca pursuant to the Seneca Sub-Advisory Agreement;

     o    The investment performance of the Fund and Seneca;

     o The sub-advisory fees to be provided to Seneca and any fees received by Seneca's affiliates that result from Seneca's relationship with the Fund;

     o The extent to which economies of scale will be realized as the Fund grows; and

     o Whether fee levels reflect these economies of scale for the benefit of Fund investors.

     In connection with its review and evaluation, the Board relied on comparative data regarding services rendered and amounts payable under other investment sub-advisory agreements, and the Board concluded that the Seneca Sub-Advisory Agreement should be approved because the services provided by Seneca generally are equal to or in excess of those provided by other investment sub-advisors, while the fees paid pursuant to the Seneca Sub-Advisory Agreement generally are equal to or lower than the fees paid to other funds' sub-advisors.

     The Board also considered whether any other benefits are derived or are to be derived by Seneca Capital Management from its relationship with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or Seneca in return for allocating Fund brokerage, and the Board concluded that the Seneca Sub-Advisory Agreement should be approved because Seneca Capital Management is not deriving improper or excessive benefits as a result of its relationship with the Fund.

Nature, Extent and Quality of Services Provided by Seneca
---------------------------------------------------------

     In connection with the Board's determination to approve the Seneca Sub-Advisory Agreement, the Board of Directors considered the services that Seneca provides to the Fund, including, making decisions re: acquisition, holding or disposal of portfolio securities on behalf of the Fund, providing the Fund's custodian and investment advisor prompt written notification of the purchase, sale or exchange of portfolio securities, exercising voting rights on behalf of the Fund re: the portfolio securities, providing 17j-1 certification and other reports, selecting brokers or dealers to execute purchase and sale transactions for the Fund and using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund, subject to the right of the Fund's investment advisor to instruct Seneca to engage brokers and dealers specified by the investment advisor, providing instructions to the Fund's custodian re: consummation of transactions in portfolio securities held by the Fund.

     Based on its evaluation of the services that Seneca provides, the Board concluded that the nature and scope of Seneca services are reasonable and satisfactory. Additionally, the Board believes that the quality of Seneca Services are reasonable and satisfactory, and that Seneca has adequate personnel and systems in place, as well as other resources, to assure the Board that Seneca will continue to furnish high quality services to the Fund.

Investment Performance of the Fund and Seneca
---------------------------------------------

     The Fund's investment performance supports a decision to renew the Seneca Sub-Advisory Agreement because the Fund, as a whole, has had satisfactory results when compared with the S&P 500, a general stock market gauge. Seneca own investment performance supports a decision to renew the Seneca Sub-Advisory Agreement because Seneca's long-term results have been very good when compared with its appropriate style index, the Russell 1000 Value index. Furthermore, Seneca's investment processes and personnel were consistent during this performance period.

Sub-Advisory Fees
-----------------

     Pursuant to the Seneca Sub-Advisory Agreement, Seneca receives a quarterly fee equal to 0.42% on an annual basis of the Fund's assets that are managed by Seneca Capital Management. In 2002, 2003 and 2004, Seneca Capital Management received $28,034, $348,714 and $404,318, respectively, in connection with services provided pursuant to the Seneca Sub-Advisory Agreement.

Economies of Scale
------------------

     The fee payable to Seneca pursuant to the Seneca Sub-Advisory Agreement is a flat fee that does not include breakpoints that would recognize economies of scale as the Fund's assets under Seneca's management increase. In its evaluation, the Board took into consideration the inability to recognize economies of scale under the terms of the Seneca Sub-Advisory Agreement, but concluded that the fee is reasonable and satisfactory as it currently exists, without breakpoints.

Fee Levels and Economies of Scale
---------------------------------

     Because the Seneca Sub-Advisory Agreement does not establish breakpoints that recognize economies of scale as the Fund's assets under Seneca's management increase, fee levels charged to the Fund's investors do not reflect any economies of scale. The Board took this fact into consideration in its evaluation of the Seneca Sub-Advisory Agreement.

Control of Seneca

     Phoenix Investment Partners, Ltd. is the principal owner of Seneca Capital Management LLC, owning 68.4% of the company. Phoenix Investments Partners, Ltd. is a wholly-owned subsidiary of The Phoenix Companies, Inc.

Seneca Portfolio Managers for the Fund

     The portfolio managers who have primary responsibility for the day-to-day management of the portion of the Fund's portfolio managed by Seneca are identified below ("Seneca's Portfolio Managers for the Fund").

                                                   Length of
Name                     Title                     Service     Business Experience for Last 5 Years
----------------------   -----------------------   ---------   ---------------------------------------------
Richard D. Little, CFA   Sr. Equity Portfolio      15 years    Co-Founder; Co-manager, equities
                         Manager & Partner

Ron K. Jacks, CFA        Sr. Equity Portfolio      14 years    Co-manager, equities
                         Manager & Partner -
                         Management Committee

Doug S. Couden, CFA      Equity Portfolio           8 years    Equity Analyst; Co-manager,  equities, since
                         Manager & Principal                   October 2004.

     Seneca's Fund Portfolio Managers for the Fund also are primarily responsible for the day-to-day management of the portfolios of other Seneca accounts. The number of other accounts (excluding the Fund) managed by Seneca's Portfolio Managers for the Fund within each of the following categories and the total assets in the accounts as of December 31, 2004 managed within each category is:


                                       No. of Accts.       Assets in Accts.
                                       -------------       ----------------
Registered investment companies              5             $517 million

Other pooled investment vehicles             9             $935 million

Other accounts*                             477            $3.9 billion


     The number of accounts and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account is:

         Number of accounts:   2            Assets in accounts  $41 million

Compensation Structure

     All of Seneca's professionals are compensated on a salary-plus-bonus basis, at levels that are highly competitive with the marketplace. Additionally, equity partners participate in the profits of the organization while a separate class of Principals is eligible to participate in the firm's profits in addition to receiving salary and a discretionary bonus. Seneca partners have signed long-term employment agreements.

     Seneca's total compensation package encourages all professionals to contribute toward the long-term success of the firm and its clients. The bonus portion of compensation is tied primarily to the success of the firm as a whole, secondarily to the success of the portfolios and lastly to an individual's contribution to overall firm success. Bonuses for investment professionals are determined by the firm's Management Committee with input from the equity and fixed income teams, and are based on overall investment analysis and input, not simply securities recommended and purchased. For example, an analyst can be rewarded for his/her recommendation to avoid a specific investment.

     Seneca's Portfolio Managers for the Fund do not own any equity securities in the Fund.

CODE OF ETHICS

     Dual Strategy Fund, its investment advisor, both of its sub-advisors and its principal underwriter each has adopted a code of ethics under Rule 17j-1 of the Investment Company Act. Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes must comply with certain restrictions when purchasing securities that may be purchased or held by Dual Strategy Fund.

PROXY VOTING POLICIES

Dual Strategy Fund

     Dual Strategy Fund has delegated all proxy voting authority to its investment advisor and sub-advisors. Information about how the fund's proxies were voted with regard to its portfolio securities during the 12-month period ending June 30, 2004 is available (1) without charge, upon request, by calling 1-800-662-1106 and (2) on the SEC's website at http://www.sec.gov.

American Fidelity Assurance Company

     As the Fund's investment advisor, American Fidelity has been delegated the authority to vote the proxies of Dual Strategy Fund's portfolio securities; however, American Fidelity has delegated this function to the Fund's two sub-advisors.

Todd Investment Advisors, Inc.

     The following summary describes the Todd Investment proxy voting policy most recently provided to the Fund, which is dated March 3, 2003. Todd has informed us that no material changes have been made to the Todd proxy voting policy.

General
-------

     In voting proxies for their clients, Todd Investment Advisors' guiding principle is the best long-term interest of their client. The only exceptions permitted are those stipulated by a client.

Director Issues
---------------

     Todd Investment prefers that directors be elected annually and vote for resolutions to end staggered elections of directors. Also, when electing directors, Todd Investment Advisors prefer a majority of independent directors and believe that key committees, such as the Nominating, Audit and Compensation Committees should be comprised entirely of non-affiliated directors. Other factors that Todd Investment considers when deciding whether to vote for a particular director include: the number of other board positions held by the director, the attendance record of the director at meetings and the stock ownership of the director.

Incentive Plans
---------------

     Todd Investment would prefer all stock incentive be truly long-term incentive plans. However, it generally supports short-term incentive plans as long as the requirements for receiving the awards are clearly spelled out. Todd Investment will, however, look at the dilution that such incentives might create. If the additional dilution of an incentive plan exceeds 3%, generally Todd Investment will vote against such a proposal, but may vote for a plan creating a higher percentage of dilution in more volatile industries. Todd Investment will also oppose stock plans that are concentrated in the top five executives, where repricing of the options is permitted or were the company does not expense the options.

Corporate Governance Issues
---------------------------

     Todd Investment generally votes against anti-takeover resolutions. In keeping with this general principle, Todd Investment will vote against resolutions creating staggered boards, poison pills and resolutions that create super-majority voting requirements.

Corporate Responsibility Issues
-------------------------------

     Todd Investment takes into consideration numerous corporate responsibility issues when voting client proxies. In particular, Todd Investment will not vote for resolutions banning the use of genetically-engineered ingredients in company products or resolutions banning all political contributions. However, Todd Investment does generally support resolutions endorsing the principles set forth by the Coalition for Environmentally Responsible Economics.

Conflicts of Interest
---------------------

     If a conflict of interest arises, Todd Investment informs its Executive Committee and the client whose request represents a conflict. If the conflict persists, Todd Investment will contact all of its clients holding that security and inform them how they voted.

Seneca Capital Management

     The following summary describes the Seneca proxy voting policy most recently provided to the Fund, which is dated July 2003. Seneca has informed us that no material changes have been made to the Seneca proxy voting policy.

General
-------

     The fundamental guideline followed by Seneca in voting proxies is to vote in the best interest of clients. Seneca has delegated the responsibility to review proxy proposals and to make voting recommendations to Institutional Shareholder Service ("ISS"). ISS's recommendations are made in a manner consistent with the Proxy Voting Guidelines. However, portfolio managers may vote proxies contrary to the recommendations of ISS if it is determined that such action is in the best interest of the client.

Conflicts of Interest
---------------------

     Conflicts of interest will be handled in various ways depending on the type of conflict and materiality. Where the Proxy Voting Guideline outline Seneca's voting position, Seneca will unequivocally follow ISS's recommendation. In cases for which the Guidelines call for a case-by-case analysis, the proxies will either be voting in accordance with ISS's recommendation or pursuant to client direction.

Director Issues
---------------

     Seneca generally votes for director nominees in uncontested elections, absent countervailing factors. Votes in a contested election are evaluated on a case-by-case basis taking the following into consideration: (1) company financial performance; (2) management track record; (3) qualifications; and (4) stock ownership. Seneca generally votes against proposals that would require the positions of CEO and Chairman to be held by different people. Proposals requesting that a board of director be comprised of a majority of independent directors are evaluated on a case-by-case basis. However, Seneca generally votes in favor of proposals that request that audit, nominating and/or compensation committees be comprised entirely of independent directors. Seneca generally votes against proposals requiring directors to own stock in the corporation and proposals to limit the tenure of outside directors.

Auditors
--------

     Seneca generally votes for proposals to ratify auditors. However, Seneca will evaluate on a case-by-case basis proposals that restrict the auditors' ability to provide non-audit services and proposals that would require the periodic change of audit firm.

Corporation Governance Issues
-----------------------------

     Seneca generally votes for provisions allowing shareholders to fill board vacancies. Seneca prefers that shareholders have cumulative voting rights and votes accordingly. Seneca generally supports proposals that restrict or prohibit shareholder ability to take action by written consent. Seneca prefers that management have the ability to alter the size of the board and exercises proxies accordingly.

Tender Offer Defenses
---------------------

     Seneca generally opposed tender offer defenses. In keeping with this principle, Seneca will vote against poison pills, super majority voting provisions and stagger boards.

Capital Structure
-----------------

     Seneca generally votes for management proposal for stock splits and reverse stock splits provided there is a reasonable basis for such action. Seneca generally votes for proposals to reduce the par value of common stock and opposes preemptive rights for publicly held companies. Management proposals to institute open-market share repurchase plans if all shareholders may participate on equal terms are generally voted on favorably by Seneca.

Executive Compensation Plans
----------------------------

     Seneca will generally vote for executive compensation plans if (1) the sum of new shares authorized plus those available under existing plans does not exceed 15 of the outstanding shares, increased to 20% for technology, banking and financial service companies; (2) the exercise price is no less than 100% of fair market value at time of grant; and (3) the company has not repriced under water options during the past three years. Seneca also generally votes for proposals to approve an ESOP or other broad-based employee stock purchase plan and 401(k) plans.

                             PORTFOLIO TRANSACTIONS

     Seneca Capital Management and Todd Investment Advisors are responsible for decisions to buy and sell securities for Dual Strategy Fund, the selection of brokers to effect transactions and the negotiation of brokerage commissions, in each case with respect to Dual Strategy Fund securities under the respective sub-advisor's management. Neither sub-advisor nor any of its respective affiliates may act as a broker for Dual Strategy Fund securities transactions.

     In selecting brokers to effect portfolio transactions, Seneca uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Seneca reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Seneca in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Seneca may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Seneca may cause clients to pay a broker which provides brokerage and research services to Seneca a higher brokerage commission than would have been charged by another broker which was not providing such services. Seneca makes decisions as to which broker or dealer to use to execute client transactions on a transaction-by-transaction basis. Securities may be purchased from primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Seneca may aggregate the orders of some or all of its clients, where it determines that the aggregation is consistent with its obligation to provide orderly and efficient execution of transactions for its clients. Seneca has adopted a policy of aggregating portfolio transactions to minimize the risk that any one client could be systematically advantaged or disadvantaged in connection with the aggregation and to insure that all clients are treated fairly in the aggregation and allocation of portfolio transactions.

     In selecting brokers to effect portfolio transactions, Todd Investment uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Todd Investment reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Todd Investment in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Todd Investment may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Todd Investment may cause clients to pay a broker which provides brokerage and research services to Todd Investment a higher brokerage commission than would have been charged by another broker that was not providing such services.

     Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

     In 2002, 2003 and 2004, Dual Strategy Fund paid brokerage commissions of $271,589, $290,957 and $323,083, respectively.

                                  CAPITAL STOCK

     Each issued and outstanding share of common stock of Dual Strategy Fund is entitled to participate equally in dividends and distributions declared for Dual Strategy Fund's stock and, upon liquidation or dissolution, in Dual Strategy Fund's net assets remaining after satisfaction of outstanding liabilities. The outstanding shares of Dual Strategy Fund are fully paid and non-assessable and have no preemptive or conversion rights.

     Under normal circumstances, subject to the reservation of rights explained below, Dual Strategy Fund will redeem shares in cash on the next business day after it receives a request to redeem such shares. However, the right of a shareholder to redeem shares and the date of payment by Dual Strategy Fund may be suspended for more than a day for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for Dual Strategy Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

     Under Maryland law, Dual Strategy Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.

                               FEDERAL TAX MATTERS

     The following information supplements and should be read in conjunction with the section in Dual Strategy Fund's Prospectus captioned "Distributions and Taxes."

     The following is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change.

Federal Income Tax Status

Regulated Investment Company

     Dual Strategy Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If the fund qualifies as a regulated investment company, the fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders.

     To qualify as a regulated investment company under the Code for a taxable year, the fund must (i) be domestically organized and registered under the Investment Company Act of 1940 at all times during the taxable year (see "Registration" below), (ii) have in effect an election to be a regulated investment company at all times during the taxable year (see "Election" below),
(iii) derive at least 90% of its gross income from certain sources (see "Sources of Gross Income" below), and (iv) diversify its assets in accordance with certain requirements (see "Diversification of Assets" below).

     To be treated as a regulated investment company under the Code for a taxable year, the fund must (i) distribute dividends to its shareholders in accordance with certain requirements (see "Distribution of Dividends" below), and (ii) have, at the close of such taxable year, no earnings and profits accumulated in any taxable year to which the provisions of the Code pertaining to regulated investment companies did not apply (see "Earnings and Profits" below).

     This disclosure assumes that Dual Strategy Fund will qualify and be treated as a regulated investment company under the Code for each taxable year.

Registration

     The Dual Strategy Fund can qualify as a regulated investment company under the Code if it is registered under the Investment Company Act of 1940 as a management company. The fund is currently registered under the Investment Company Act of 1940 as a management company and intends to continue such registration in future tax years.

Election

     To qualify as a regulated investment company under the Code, the fund must file with its federal income tax return an election to be a regulated investment company. The fund intends to file such an election with its federal income tax return for the tax year ended December 31, 2003 and intends to maintain such election for future tax years.

Sources of Gross Income

     To qualify as a regulated investment company under the Code for a taxable year, Dual Strategy Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership. The fund expects that at least 90% of its gross income for each taxable year will be derived from these types of income.

Diversification of Assets

     To qualify as a regulated investment company under the Code for a taxable year, the fund must have:

     (1) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets represented by cash, cash items (including receivables), United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer; and

     (2) not more than 25% of the value of the fund's total assets invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which Dual Strategy Fund controls and which are determined, under the Treasury Regulations, to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnership.

Distribution of Dividends

     To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must pay dividends equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt income.

     A distribution will be treated as paid on December 31 of the current calendar year if it is declared by Dual Strategy Fund in October, November or December with a record date in such a month and paid by Dual Strategy Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Earnings and Profits

     To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must not have, as of the close of such taxable year, earnings and profits accumulated in any taxable year to which the provisions under the Code relating to regulated investment companies did not apply.

State Income Tax Status

     The Dual Strategy Fund is organized as a Maryland corporation. Under Maryland tax law, the fund is not liable for any income or franchise tax in the State of Maryland if the fund qualifies as a regulated investment company under the Code and does not have taxable income for federal income tax purposes.

Taxation of Variable Annuity Contracts

     For a discussion of the tax consequences of variable annuity contracts, you should refer to the accompanying separate account prospectus.

                                SERVICE PROVIDERS

Underwriter

     Dual Strategy Fund's shares are offered on a continuous basis by American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company. American Fidelity Securities is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C. American Fidelity Securities receives no compensation for the sale of Dual Strategy Fund shares; however, it does receive underwriting commissions in connection with its role as underwriter of American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

Custodian

     InvesTrust, N.A., 5101 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts a custodian of the cash, securities and other assets of Dual Strategy Fund, as required by the Investment Company Act of 1940. Under its agreement with Dual Strategy Fund, InvesTrust holds Dual Strategy Fund's portfolio securities and keeps all necessary accounts and records. American Fidelity Assurance Company, the fund's investment advisor, pays all of InvesTrust's compensation for its services as custodian. InvesTrust is an indirect subsidiary of American Fidelity Corporation, which owns 100% of the fund's investment advisor. American Fidelity Assurance Company, the fund's investment advisor, pays all of InvesTrust's compensation for its services as investment consultant. InvesTrust received $31,250, $27,065 and $33,144 for services performed with regard to the fund in 2002, 2003 and 2004, respectively.

Investment Consultant

     Asset Services Company, L.L.C., 5101 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the fund and its investment advisor. Under the investment consultant agreement, from time to time, Asset Services provides certain reports and information to the Fund and its investment advisor. Asset Services is an indirect subsidiary of American Fidelity Corporation, which owns 100% of the fund's investment advisor.

     American Fidelity Assurance Company, the fund's investment advisor, pays all of Asset Services' compensation for its services as consultant. Asset Services received $17,520, $17,300 and $19,750 for services performed with regard to the fund in 2002, 2003 and 2004, respectively.

Independent Registered Public Accounting Firm; Attorneys

     This Statement of Additional Information contains financial statements for Dual Strategy Fund. KPMG LLP, 700 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma 73102 serves as Independent Registered Public Accounting Firm for Dual Strategy Fund.

     McAfee & Taft A Professional Corporation, 10th Floor, Two Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102-7103, serves as counsel to Dual Strategy Fund.

                              FINANCIAL STATEMENTS

     Following are the financial statements of Dual Strategy Fund.


                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                              Financial Statements

                                December 31, 2004

     (With Report of Independent Registered Public Accounting Firm Thereon)

             Report of Independent Registered Public Accounting Firm


Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                 KPMG LLP


Oklahoma City, Oklahoma
January 19, 2005

                             AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                 Statement of Assets and Liabilities
                                          December 31, 2004

Investments, at market value (cost $181,202,576)                            $      207,165,715
Accrued interest and dividends                                                         226,300
                                                                               -------------------
                 Net assets                                                 $      207,392,015
                                                                               ===================
Composition of net assets:
     Net capital paid in on shares of capital stock                         $      207,118,938
     Undistributed net investment income                                             2,424,120
     Accumulated net realized losses                                               (28,114,182)
     Unrealized appreciation on investments                                         25,963,139
                                                                               -------------------
                 Net assets (equivalent to $10.124 per share based on
                    20,484,486 shares of capital stock outstanding)         $      207,392,015
                                                                               ===================

See accompanying notes to financial statements.

                             AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                       Statement of Operations
                                    Year ended December 31, 2004

Investment income:
     Income:
        Dividends (net of foreign taxes paid of $3,424)                     $        3,482,038
        Interest                                                                       157,874
                                                                               -------------------
                                                                                     3,639,912
     Expenses:
        Investment advisory fees (note 2)                                              982,909
                                                                               -------------------
                 Net investment income                                               2,657,003
                                                                               -------------------
Realized gains on investments:
     Proceeds from sales                                                           136,556,365
     Cost of securities sold                                                       134,942,486
                                                                               -------------------
                 Net realized gains on investments                                   1,613,879
                                                                               -------------------
Unrealized appreciation on investments, end of year                                 25,963,139
Unrealized appreciation on investments, beginning of year                           14,577,195
                                                                               -------------------
                 Change in unrealized appreciation on investments                   11,385,944
                                                                               -------------------
                 Net increase in net assets resulting from operations       $       15,656,826
                                                                               ===================

See accompanying notes to financial statements.

                                 AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                     Statements of Changes in Net Assets
                                   Years ended December 31, 2004 and 2003

                                                                        2004                  2003
                                                                 -------------------   -------------------
Increase in net assets from operations:
    Net investment income                                     $        2,657,003             2,094,224
    Net realized gains (losses) on investments                         1,613,879            (7,075,373)
    Increase in unrealized appreciation on investments                11,385,944            44,972,733
                                                                 -------------------   -------------------
             Net increase in net assets resulting
                from operations                                       15,656,826            39,991,584
                                                                 -------------------   -------------------
Distributions to shareholders (note 3):
    Investment income                                                 (2,000,000)           (2,000,000)
                                                                 -------------------   -------------------
             Total distributions to shareholders                      (2,000,000)           (2,000,000)
Changes from capital stock transactions (note 4)                      (3,195,847)             (472,151)
                                                                 -------------------   -------------------
             Increase in net assets                                   10,460,979            37,519,433
Net assets, beginning of year                                        196,931,036           159,411,603
                                                                 -------------------   -------------------
Net assets, end of year                                       $      207,392,015           196,931,036
                                                                 ===================   ===================

Undistributed net investment income                           $        2,424,120             1,767,117

See accompanying notes to financial statements.

                                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                                      Financial Highlights

                                                   2004            2003            2002             2001              2000
                                             --------------   -------------   -------------   ----------------   --------------
Net investment income                      $         0.129           0.101           0.091              0.107            0.111
Net realized and unrealized
  gains (losses) from securities                     0.640           1.829          (2.657)            (1.437)          (0.067)
                                             --------------   -------------   -------------   ----------------   --------------
                                                     0.769           1.930          (2.566)            (1.330)           0.044
Distributions - investment income                   (0.098)         (0.097)         (0.073)            (0.124)          (0.127)
Distributions - capital gains                           --              --              --                 --           (0.051)
                                             --------------   -------------   -------------   ----------------   --------------
Net increase (decrease) in
  net asset unit value                               0.671           1.833          (2.639)            (1.454)          (0.134)
Net asset unit value,
  beginning of period                                9.453           7.620          10.259             11.713           11.847
                                             --------------   -------------   -------------   ----------------   --------------
Net asset unit value, end of period        $        10.124           9.453           7.620             10.259           11.713
                                             ==============   =============   =============   ================   ==============
Net assets outstanding, end of period      $   207,392,015     196,931,036     159,411,603        209,014,499      233,478,387

Ratios:
    Ratio of expenses to average
      net assets                                     0.50%           0.50%           0.50%              0.50%            0.50%
    Ratio of net investment income to
      average net assets                             1.35%           1.21%           1.03%              1.00%            0.95%
    Portfolio turnover rate                         70.81%          56.75%          52.14%             52.82%           33.31%
    Total return <F1>                                8.16%          25.38%        (25.05)%           (11.33)%            0.36%
________________

<F1>
     Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund's shares.

See accompanying notes to financial statements.

                                        AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                             Schedule of Portfolio Investments
                                                    December 31, 2004

                                                                                             Market value
                                                                                 ---------------------------------------
                                                                Shares or                                Percentage
                                                                principal                                  of net
Common stock:                                                     amount              Amount               assets
                                                             -----------------   ------------------   ------------------
Building materials and gardening supplies:
    Home Depot, Inc.                                                50,000    $       2,137,000             1.03%
                                                                                 ------------------   ------------------
                                                                                      2,137,000             1.03%
                                                                                 ------------------   ------------------
Business services:
    Adobe Systems, Inc.                                             38,710            2,428,665             1.17%
    Alliance Data Systems Corporation                               41,590            1,974,693             0.95%
    Automatic Data Processing, Inc.                                 58,860            2,610,441             1.26%
    Computer Associates International, Inc.                            156                4,845             0.00%
    Computer Sciences Corp. <F1>                                    46,000            2,593,020             1.25%
    First Data Corporation                                          45,260            1,925,360             0.93%
    Microsoft Corporation                                          136,000            3,632,560             1.75%
    Oracle Corporation <F1>                                         80,000            1,097,600             0.53%
    SunGard Data Systems, Inc. <F1>                                 54,000            1,529,820             0.74%
    Verisign, Inc.                                                  73,300            2,457,016             1.18%
                                                                                 ------------------   ------------------
                                                                                     20,254,020             9.76%
                                                                                 ------------------   ------------------
Chemicals and allied products:
    Amgen, Inc. <F1>                                                48,460            3,108,709             1.50%
    Bristol-Myers Squibb Company                                    32,000              819,840             0.40%
    Dow Chemical Company                                            99,430            4,922,779             2.37%
    Estee Lauder Companies                                          50,890            2,329,235             1.12%
    Gillette Company                                                65,290            2,923,686             1.41%
    Pfizer, Inc.                                                    64,400            1,731,716             0.83%
                                                                                 ------------------   ------------------
                                                                                     15,835,965             7.63%
                                                                                 ------------------   ------------------
Communications:
    SBC Communications, Inc.                                        57,582            1,483,888             0.72%
    Verizon Communications, Inc.                                    54,248            2,197,587             1.06%
                                                                                 ------------------   ------------------
                                                                                      3,681,475             1.78%
                                                                                 ------------------   ------------------
Depository institutions:
    Bank of America Corporation                                     94,064            4,420,067             2.13%
    Citigroup, Inc.                                                 74,000            3,565,320             1.72%
    JP Morgan Chase and Company                                     61,350            2,393,264             1.15%
    PNC Financial Services Group                                    18,000            1,033,920             0.50%
    Wachovia Corporation                                            28,000            1,472,800             0.71%
    Wells Fargo & Company                                           48,000            2,983,200             1.44%
                                                                                 ------------------   ------------------
                                                                                     15,868,571             7.65%
                                                                                 ------------------   ------------------
Durable goods, wholesale:
    Johnson and Johnson                                             51,100            3,240,762             1.56%
                                                                                 ------------------   ------------------
                                                                                      3,240,762             1.56%
                                                                                 ------------------   ------------------
Eating and drinking places:
    McDonald's Corporation                                          37,000            1,186,220             0.57%
                                                                                 ------------------   ------------------
                                                                                      1,186,220             0.57%
                                                                                 ------------------   ------------------
Electric, gas and sanitary service:
    Dominion Resources                                              30,000            2,032,200             0.98%
    Xcel Energy, Inc.                                               45,000              819,000             0.39%
    Keyspan Corporation                                             37,000            1,459,650             0.70%
                                                                                 ------------------   ------------------
                                                                                      4,310,850             2.07%
                                                                                 ------------------   ------------------
Electronic and other electric equipment:
    Emerson Electric Company                                        34,000            2,383,400             1.15%
    Flextronics International Ltd <F1><F2>                          48,000              663,360             0.32%
    General Electric Company                                       100,000            3,650,000             1.76%
    Intel Corporation                                              111,900            2,617,341             1.26%
    L-3 Communications Holdings, Inc.                               31,350            2,296,074             1.11%
    Lucent Technologies, Inc. Warrants                               3,487                5,510             0.00%
    Qualcomm, Inc.                                                  58,000            2,459,200             1.19%
    Ericsson (LM) Tel.                                              92,060            2,898,969             1.40%
    Texas Instruments                                               40,000              984,800             0.47%
                                                                                 ------------------   ------------------
                                                                                     17,958,654             8.66%
                                                                                 ------------------   ------------------
 Food and kindred products:
    Anheuser-Busch Companies, Inc.                                  35,000            1,775,550             0.86%
    PepsiCo, Inc.                                                   18,000              939,600             0.45%
                                                                                 ------------------   ------------------
                                                                                      2,715,150             1.31%
                                                                                 ------------------   ------------------
 General merchandise:
    Costco Wholesale Corporation                                    47,880            2,317,871             1.12%
    J.C. Penney Company, Inc.                                       72,020            2,981,628             1.44%
    Target Corporation                                             127,370            6,614,324             3.19%
                                                                                 ------------------   ------------------
                                                                                     11,913,823             5.75%
                                                                                 ------------------   ------------------
 Health services:
    Caremark Rx, Inc.                                              102,570            4,044,335             1.95%
                                                                                 ------------------   ------------------
                                                                                      4,044,335             1.95%
                                                                                 ------------------   ------------------
 Holding and other investment offices:
    Archstone Smith Trust                                           35,600            1,363,480             0.66%
    Duke Realty Corporation                                         30,000            1,024,200             0.49%
    First Industrial Realty Trust                                   31,200            1,270,776             0.61%
    Mack-Cali Realty Corporation                                    21,100              971,233             0.47%
    Simon Property Group, Inc.                                      19,000            1,228,730             0.59%
                                                                                 ------------------   ------------------
                                                                                      5,858,419             2.82%
                                                                                 ------------------   ------------------
Home furniture and equipment:
    Best Buy Company, Inc.                                          63,000            3,743,460             1.81%
                                                                                 ------------------   ------------------
                                                                                      3,743,460             1.81%
                                                                                 ------------------   ------------------
Hotels and other lodging places:
    Marriott International, Inc.                                    41,830            2,634,453             1.27%
                                                                                 ------------------   ------------------
                                                                                      2,634,453             1.27%
                                                                                 ------------------   ------------------
Industrial machinery and equipment:
    Applied Materials, Inc. <F1>                                   156,630            2,678,373             1.29%
    Cisco Systems, Inc. <F1>                                       248,070            4,787,751             2.31%
    Dell Computer Corp.<F1>                                         74,320            3,131,845             1.51%
    EMC Corporation                                                208,610            3,102,031             1.50%
    International Business Machines Corporation                     32,000            3,154,560             1.52%
    3M Company                                                      29,260            2,401,368             1.16%
    United Technologies Corp.                                       63,810            6,594,764             3.18%
                                                                                 ------------------   ------------------
                                                                                     25,850,692            12.47%
                                                                                 ------------------   ------------------
Instruments and related products:
    Stryker Corporation                                             55,950            2,699,588             1.30%
                                                                                 ------------------   ------------------
                                                                                      2,699,588             1.30%
                                                                                 ------------------   ------------------
Insurance carriers:
    American International Group, Inc.                              32,510            2,134,932             1.03%
    MGIC Investment Corporation                                     36,000            2,480,760             1.20%
    UnitedHealth Group, Inc.                                        24,600            2,165,538             1.04%
    Wellpoint, Inc. <F1>                                            39,000            4,485,000             2.16%
                                                                                 ------------------   ------------------
                                                                                     11,266,230             5.43%
                                                                                 ------------------   ------------------
Miscellaneous manufacturing industries:
    Tyco International, Ltd. <F2>                                   88,400            3,159,416             1.52%
                                                                                 ------------------   ------------------
                                                                                      3,159,416             1.52%
                                                                                 ------------------   ------------------
Nondepository institutions:
    MBNA Corporation                                               100,625            2,836,619             1.37%
                                                                                 ------------------   ------------------
                                                                                      2,836,619             1.37%
                                                                                 ------------------   ------------------
Nondurable goods - wholesale:
    McKesson Corporation                                            46,000            1,447,160             0.70%
    Medco Health Solutions<F1>                                       3,425              142,480             0.07%
    Cardinal Health, Inc.                                           34,500            2,006,175             0.97%
                                                                                 ------------------   ------------------
                                                                                      3,595,815             1.74%
                                                                                 ------------------   ------------------
Oil and gas extraction:
    Kerr-McGee Corporation                                          35,400            2,045,766             0.99%
                                                                                 ------------------   ------------------
                                                                                      2,045,766             0.99%
                                                                                 ------------------   ------------------
Paper and allied products:
    Georgia-Pacific Corporation                                     52,760            1,977,445             0.95%
    Kimberly-Clark Corporation                                      60,500            3,981,505             1.92%
                                                                                 ------------------   ------------------
                                                                                      5,958,950             2.87%
                                                                                 ------------------   ------------------
Personal services:
    H&R Block, Inc.                                                 40,600            1,989,400             0.96%
                                                                                 ------------------   ------------------
                                                                                      1,989,400             0.96%
                                                                                 ------------------   ------------------
Petroleum refining and related industries:
    BP (U.S.) PLC <F2>                                              60,320            3,522,688             1.70%
    ChevronTexaco                                                   45,584            2,393,616             1.15%
    ConocoPhillips                                                  42,000            3,646,860             1.76%
                                                                                 ------------------   ------------------
                                                                                      9,563,164             4.61%
                                                                                 ------------------   ------------------
Printing, publishing and allied lines:
    Viacom, Inc.                                                    89,270            3,248,535             1.57%
                                                                                 ------------------   ------------------
                                                                                      3,248,535             1.57%
                                                                                 ------------------   ------------------
Railroad transportation:
    Union Pacific Corporation                                       28,700            1,930,075             0.93%
                                                                                 ------------------   ------------------
                                                                                      1,930,075             0.93%
                                                                                 ------------------   ------------------
Rubber and miscellaneous plastic products:
    Nike, Inc.                                                      32,780            2,972,818             1.43%
                                                                                 ------------------   ------------------
                                                                                      2,972,818             1.43%
                                                                                 ------------------   ------------------
Transportation by air:
     FedEx Corporation                                              29,200            2,875,908             1.39%
                                                                                 ------------------   ------------------
                                                                                      2,875,908             1.39%
                                                                                 ------------------   ------------------
Transportation equipment:
     Honda Motor Company <F2>                                       42,000            1,094,520             0.53%
                                                                                 ------------------   ------------------
                                                                                      1,094,520             0.53%
                                                                                 ------------------   ------------------
Water transportation:
     Carnival Corporation                                           60,300            3,475,089             1.68%
                                                                                 ------------------   ------------------
                                                                                      3,475,089             1.68%
                                                                                 ------------------   ------------------
                 Total common stocks (cost $173,982,603)                            199,945,742            96.41%
                                                                                 ------------------   ------------------
Short-term investments:
     AIM Money market funds (2.19803% at
        December 31, 2004)                                       7,219,973            7,219,973             3.48%
                                                                                 ------------------   ------------------
                 Total short-term investments                                         7,219,973             3.48%
                                                                                 ------------------   ------------------
                 Total investments (cost $181,202,576)                              207,165,715            99.89%

Other assets and liabilities, net                                                       226,300             0.11%
                                                                                 ------------------   ------------------
                 Total net assets                                             $     207,392,015           100.00%
                                                                                 ==================   ==================
_______________

<F1>
     Presently not producing dividend income
<F2>
     Foreign investments

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, Inc.

                          Notes to Financial Statements

                                December 31, 2004

(1)  Summary of Significant Accounting Policies

     (a)  General

          American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA).

          The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

          Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

     (b)  Investments

          Investments in corporate stocks are valued by FT Interactive Data Services. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of cost, which approximates market, and include all investments with maturities less than one year.

          The Fund's portfolio of investments is diversified such that not more than 5% of the value of the total assets of the Fund is invested in any one issuer and not more than 25% is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.

          Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

          Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income.

          The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

          In 2004, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $133,865,234 and $136,556,365, respectively, net of brokerage commissions.

          The gross unrealized appreciation and depreciation on investments at December 31, 2004 for financial reporting purposes were $36,086,712 and $10,123,573, respectively. For federal income tax purposes, the cost, unrealized appreciation, and unrealized depreciation were $181,554,635, $36,086,712, and $10,475,633, respectively, at December
          31, 2004.

     (c)  Income Taxes

          Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund's policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required.

          At December 31, 2004, the Fund had capital loss carryovers of $819,158 expiring in 2008, $6,881,056 expiring in 2009, $9,727,701 expiring in 2010, and $10,119,983 expiring in 2011. The Fund will elect to defer reporting for tax purposes capital losses of $214,226 incurred in November and December 2004 until 2005. These losses will expire in 2013. The Fund's board of directors does not intend to distribute any realized gain distributions until the carry forwards have been offset or expired.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

          On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2004 for undistributed net investment income, accumulated net realized loss, or unrealized appreciation on investments.

     (d)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     (e)  Distributions to Shareholders

          Distributions to shareholders are recorded on the ex-dividend date.

(2)  Transactions With Affiliates

     The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two subadvisors who receive fees based on a percentage of the Fund's daily net assets. The subadvisors' fees are paid by AFA.

     AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

     Certain officers and directors of the Fund are also officers and directors of AFA.

(3)  Distributions to Shareholders

     On November 15, 2004, a distribution of $0.0981 per share was declared from ordinary income, which amounts to $2,000,000. On November 14, 2003, a distribution of $0.0971 per share was declared from ordinary income, which amounted to $2,000,000.

(4)  Changes From Capital Stock Transactions

     As of December 31, 2004, 200,000,000 shares of $0.001 par value capital stock were authorized.

     Transactions in capital stock were as follows:

                                                  Shares                        Amount
                                      --------------------------     ---------------------------
                                           2004           2003           2004            2003
                                      ------------    ----------     -----------     -----------
Shares sold                                459,151       698,788     $ 4,385,025       5,799,322
Shares issued in reinvestment
  of dividends and distributions           202,675       202,726       2,000,000       2,000,000
                                      ------------    ----------     -----------     -----------
                                           661,826       919,514       6,385,025       7,799,322

Shares redeemed                         (1,010,583)   (1,005,637)     (9,580,872)     (8,271,473)
                                      ------------    ----------     -----------     -----------

  Decrease in net assets
    derived from capital
    stock transactions                    (348,757)      (86,123)    $(3,195,847)       (472,151)
                                      ============    ==========     ===========     ===========
